Exhibit 10.5
                                FIRST AMENDMENT

               TO RESTATED AND AMENDED HOTEL MANAGEMENT AGREEMENT


         THIS FIRST AMENDMENT TO RESTATED AND AMENDED HOTEL MANAGEMENT AGREEMENT ("First Amendment" or "Amendment") is entered into and is effective as of the 10th day of July, 1990 between IVY STREET HOTEL LIMITED PARTNERSHIP ("Owner"), a Georgia limited partnership, and MARRIOTT HOTELS, INC. ("Management Company"), a Delaware corporation.

                                 R E C I T A L S

         A. Owner and Management Company entered into that certain Restated and Amended Management Agreement as of the 28th day of May, 1985 (the "Management Agreement") relating to the management and operation of the Atlanta Marriott Marquis Hotel; and

         B. Owner is in the process of refinancing that portion of the Approved Debt presently described in Exhibit E to the Management Agreement, and Management Company and Owner have agreed that it is appropriate to amend the Management Agreement by reflecting or incorporating therein certain of the terms, conditions and provisions of the refinancing and to otherwise update and clarify certain terms, conditions and provisions of the Management Agreement.

         NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, Owner and Management Company hereby covenant and agree as follows:


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         1. Amendments to Section 1.1.

         Section 1.1 of the Management Agreement, "Definition of Terms", is hereby amended as follows:

            (a) Clause (i) in the definition of "Approved Debt" is hereby deleted in its entirety and the following is substituted therefor:

            "(i) the financing described in Exhibit E attached hereto and incorporated herein by this reference;"

            (b) The definition of "Assumed Net Cash Flow" is hereby deleted in its entirety and the following is substituted therefor:

            "'Assumed Net Cash Flow' means in any Fiscal Year the excess of Hotel Profit over the lesser of: (i) the greater of (x) $24,000,000.00 or (y) if there is a Compulsory Refinancing of all or a portion of the Approved Debt, or any renewal or replacement thereof, or if additional indebtedness is incurred due to financing the cost of Major Capital Improvements, which cost exceeds the amount provided therefor in the Repairs and Equipment Reserve, the total of (a) actual debt service (including contingent or additiona1 interest) on that portion of the Approved Debt which is not so refinanced, renewed or replaced and
(b) an amount equal to debt service (including contingent or additional interest) which would be paid on the principal amount of the refinanced, renewed, replaced or such additional indebtedness assuming full amortization in 300 equal monthly payments of principal and interest with interest


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    payable at the interest rate required at the time such refinancing, renewal, replacement or additional indebtedness was incurred; or (ii) actual debt service on Approved Debt (including contingent or additional interest) plus a ten percent (lO%) annual return on Asset Base less the principal amount of the Approved Debt. For purposes of this definition, the term 'actual debt service' when applied to that portion of the Approved Debt described in Exhibit E shall mean actual debt service calculated at the Interest Rate and not at the Payment Rate."

         (c) The definition of "Marriott Commitment" is hereby deleted in its entirety and the following is substituted therefor:

         "'Marriott Commitment' shall mean collectively (i) that certain loan commitment letter dated May 28, 1985 pursuant to which Marriott committed to lend to Owner up to $33,000,000 for the purposes and subject to the terms and conditions set forth in said commitment letter, and (ii) that certain Marriott/Ivy Street Loan Agreement dated as of the date hereof by and between Marriott and Owner concerning the agreement of Marriott to lend Owner certain funds for the purposes and - subject to the terms and conditions more fully set forth in said Loan Agreement."

         (d) The definition of "Marriott Loans" is hereby deleted in its entirety and the following is substituted therefor:

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            "'Marriott Loans' means those loans made by Marriott to Owner pursuant to the Marriott Commitments."

         (e) The definition of "Net Cash Flow Available for Distribution" is hereby deleted in its entirety and the following is substituted therefor:

            "'Net Cash Flow Available for Distribution' means, for any Fiscal Year, that amount of cash received by or on behalf of Owner in such Fiscal Year (other than as a result of Extraordinary Revenues) in excess of the amount required to pay all operating and fixed expenses of the Hotel (including payments to cash reserves but excluding depreciation and other non-cash charges), rentals due under the Land Lease, Incentive Management Fee, and actual debt service other than debt service on Partner's Loans. For purposes of this definition, the term 'actual debt service' when applied to that portion of the Approved Debt described in Exhibit E shall mean actual debt service calculated at the Interest Rate and not at the Payment Rate."

         (f) The definition of "Het Cash Flow Available for Incentive Management Fee" is hereby deleted in its entirety and the following is substituted therefor:

            "'Net Cash Flow Available for Incentive Management Fee' means, for any Fiscal Year, that amount of cash received by or on behalf of Owner in such Fiscal Year (other than as a result of Extraordinary Revenues) in excess of the amount required to



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    pay all operating and fixed expenses of the Hotel (including payments to cash reserves but excluding depreciation and other non-cash charges) and actual debt service on Project Indebtedness other than: (i) the Incentive Management Fee; and (ii) debt service on Partner's Loans. For purposes of this definition, the term 'actual debt service' when applied to that portion of the Approved Debt described in Exhibit E shall mean actual debt service calculated at the Interest Rate and not at the Payment Rate."

         (g) The definition of "Opening Date" is hereby deleted in its entirety and the following is substituted therefor:

         "'Opening Date' means July 1, 1985."

         (h) The definition of "Partner's Loans" is hereby deleted in its entirety and the following is substituted therefor:

         "'Partner's Loans' means 'Partner Loans' as defined in Section 6 of the Partnership Agreement."

         (i) The definition of "Partnership Agreement" is hereby deleted in its entirety and the following is substituted therefor:

         "'Partnership Agreement' means that certain agreement of limited partnership of Owner dated as of July 31, 1982, as first restated on May 28, 1985 and again restated on or about the date hereof, and as the same may be subsequently amended and restated."

         (j) The definitions of "ProDerty Leasing Agreement" and "Property Leasing Fee" are hereby deleted in their entirety, and


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


any and all provisions with respect thereto wherever appearing in this Agreement shall be of no further force and effect.

         (k) The following new definitions shall be added in appropriate alphabetical order to Section 1.1:

            "'Horder' means the 'Grantee' as defined in the Deed to Secure Debt of even date with this Amendment, which Deed to Secure Debt was entered into by Owner as one of the Grantors thereunder and which secures the financing described in Exhibit E or any other Holder of Approved Debt of whom Management Company has received notice.

            'Interest Rate' shall have the meaning set forth in the loan documents evidencing and securing that portion of the Approved Debt described in Exhibit E.

            'Payment Rate' shall have the meaning set forth in the loan documents evidencing and securing that portion of the Approved Debt described in Exhibit E."

         2. Section 3.7.1 of the Management Agreement is amended by adding the words "If requested by Landlord," at the beginning of the last sentence thereof.

         3. Section 9.3.2 of the Management Agreement is hereby deleted in its entirety and the following is substituted therefor:

            "9.3.2 The procedures governing the operation of any and all bank accounts of Ivy Street set forth in this Section 9.3



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    shall be subject to the requirements of the instruments and agreements evidencing or securing (a) the financing described in Exhibit E, and (b) the Approved Line of Credit Financing, if any. In the event of any conflict between the provisions of this Section 9.3 or the provisions of the documents evidencing the Approved Line of Credit Financing and the instruments and agreements evidencing or securing the financing described in Exhibit E, the instruments evidencing and securing the financing described in Exhibit E shall govern.

         4. Section 11.1 of the Management Agreement is deleted in its entirety and the following is substituted therefor:

            "Management. Owner covenants that so long as Management Company is not in default under the Agreement, Management Company shall be entitled to manage the Hotel throughout the Term in accordance with the terms of this Agreement, and Management Company covenants and agrees that so long as Owner is not in default under this Agreement, Management Company shall manage the Hotel throughout the Term in accordance with the terms of this Agreement."

         5. Section 12.2.1.1 of the Management Agreement is amended by changing the period at the end thereof to a comma and adding the following:


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    "or such greater percentage in excess of ninety percent (90%) to the extent required by the Holder of that portion of the Approved Debt described in Exhibit E."

         6. Section 16.1.3 of the Management Agreement is amended by deleting the word "default" in the fifth (5th) line thereof and substituting the word "deficiency" therefor.

         7. Section 16.1.5 of the Management Agreement is hereby deleted in its entirety and the following is substituted therefor:

    "16.1.5 Owner shall have the right to terminate this Agreement upon fifteen
    (15) days' prior Notice if Marriott fails to meet its obligations under the Marriott Commitment."

         8. Section 18.1 of the Management Agreement is hereby deleted in its entirety and the following is substituted therefor:

            "18.1 Assignment by Management Company. Management Company shall have the right to assign all of its right and interest under this Agreement:
    (i) to a subsidiary company provided that the Marriott Corporation shall at all times own one hundred percent (100%) of all classes of capital stock of said subsidiary; or (ii) to any successor or assignee of Marriott Corporation which may result from any merger,

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

    consolidation or reorganization or to another corporation which acquires all or substantially all of the business and assets of Marriott Corporation. Notwithstanding any such assignment, and as a condition thereof, Marriott Corporation shall continue to be liable for its agreements hereunder and shall unconditionally guarantee the obligations of such subsidiary, successor or assignee under a guaranty agreement acceptable to Owner, and any such subsidiary, successor or assignee shall assume and agree to be bound by all the provisions and agreements herein. No other assignment of this Agreement by Management Company or its successors and assignees shall be effective without the prior written consent of Owner and Holders."

         9. Section 20.9 of the Management Agreement is hereby deleted in its entirety and the following is substituted therefor:

            "20.9 Notices. All notices, demands and other communications required or permitted under the provisions of this Agreement ('Notice') shall, unless otherwise specified, be in writing, sent by telegram, or telex or hand delivery, or by certified first-class mail, postage prepaid, return receipt requested, to the following addresses:

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       As to Owner:

       Ivy Street Limited Partnership
       c/o Atlanta Marriott Marquis Limited Partnership
       c/o Marriott Marquis Corporation
       10400 Fernwood Road
       Bethesda, Maryland 20058

       With a Copy to:

       Ivy Street Limited Partnership
       225 Peachtree Street, N.E.
       Atlanta, Georgia 30303
         Attn: John C. Portman, Jr.

       As to Management Company:

       Marriott Motels, Inc.
       10400 Fernwood Road
       Bethesda, Maryland 20058
         Attn: Law Department


      or to such other address in the United States as the party to whom the notice is sent shall have designated in writing in accordance with the provisions of this Section 20.9. The date of service of such notices shall be the date such notices are delivered to the party to whom the notice is given. Any party to this Agreement may change its address by giving the other party written Notice of its new address as herein provided."

         10. Section 20.12 of the Management Agreement is hereby amended by deleting the word "such" in the fourth (4th) line thereof and substituting the word "sums" therefor.

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

         11. Section 20.14 of the Management Agreement is hereby amended by deleting the last sentence thereof and substituting the following therefor:

    "Notwithstanding anything to the contrary contained herein, Management Company and any of its affiliates shall be allowed to continue to manage or to own an equity interest (to the extent of the equity interest on the date hereof) in the existing Marriott Hotel located at the intersection of Courtland Street and International Boulevard in Atlanta, Georgia."

         12. Attached to this Amendment are revised Exhibits D and E which supersede in their entirety Exhibits D and E previously attached to the Management Agreement.

         13. Except as otherwise amended by this First Amendment, all of the other terms, conditions and provisions of the Management Agreement remain in full force and effect.

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

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

                                           IVY STREET HOTEL LIMITED
                                           PARTNERSHIP ("Owner")

Signed, sealed and
delivered in the presence                  By: ATLANTA MARRIOTT MARQUIS
of:                                            LIMITED PARTNERSHIP,
/s/  Carolyn Colton                            general partner
------------------------
Carolyn Colton
Witness

/s/ Sandra I. Schmitt
------------------------
Sandra I. Schmitt
Notary Public                              By: MARRIOTT MARQUIS CORPORATION,
Commission Expiration Date:                    general partner
                    10-2-91

------------------------                   By: /s/ Robert E. Parsons, Jr.
(Notarial Seal)                               ----------------------------
                                           Name: Robert E. Parsons, Jr.
                                           Title: President

SANDRA I. SCHMITT
NOTARY PUBLIC, State of New York
No. 41-4956835                              /s/ Stephen McKenna
Qualified in Queens County                 --------------------------------
Term Expires Oct. 2. 1991                  Stephen McKenna
                                           Assistant Secretary
                                           (corporate seal)


Signed, sealed and
delivered in the presence                  By: John C. Portman, Jr.  (seal)
of:                                            ----------------------------
/s/  Carolyn Colton                            JOHN C. PORTMAN, JR.,
------------------------                       general partner
Carolyn Colton                                 By: Neal M. Kamin,
Witness                                        Attorney-in-Fact

/s/ Sandra I. Schmitt
------------------------
Sandra I. Schmitt
Notary Public

Commission Expiration Date: 10-2-91



------------------------
(Notarial Seal)

SANDRA I. SCHMITT
NOTARY PUBLIC, State of New York
No. 41-4956835
Qualified in Queens County
Term Expires Oct. 2. 1991

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


                                           MARRIOTT HOTELS, INC.
Signed, sealed and                         ("Management Company")
delivered in the presence
of:                                        By: /s/ Robert E. Parsons, Jr.
/s/  Carolyn Colton                            --------------------------
------------------------                       Robert E. Parsons, Jr.
Carolyn Colton                                 Vice President
Witness


/s/ Sandra I. Schmitt                      ATTEST: /s/ Stephen McKenna
------------------------                           --------------------
Sandra I. Schmitt                                  Stephen McKenna
Notary Public                                      Asst. Secretary
Commission Expiration Date: 10-2-91



------------------------
(Notarial Seal)

SANDRA I. SCHMITT
NOTARY PUBLIC, State of New York
No. 41-4956835
Qualified in Queens Count
Term Expires Oct. 2, 1991


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                                     EXHIBIT "D"

                                 NON-COMPETITION AREA
                           ATLANTA, FULTON COUNTY, GEORGIA

         That certain area in the City of Atlanta bounded generally on the north by North Avenue, on the east by Boulevard, on the south by U.S. Interstate 20 and on the west by Northside Drive.













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                                   EXHIBIT "E"

Certain mortgage financing evidenced by a secured note of the Owner in the principal amount of $199,000,000, which financing was obtained by Owner from Marriott/Portman Finance Corporation, pursuant to notes issued by Marriott/Portman Finance Corporation in accordance with that certain Indenture entered into on or about the date hereof among Marriott/Portman Finance Corporation, Marriott Corporation and The Citizens and Southern National Bank, as collateral trustee.



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